UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2006

PERFICIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15169	74-2853258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway, Suite 220, Bldg. 3 Austin, Texas 78746
(Address of principal executive offices including zip code)

(512) 531-6000
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Asset Purchase Agreement

On July 20, 2006, Perficient, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company, Perficient DCSS, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Buyer”), and Digital Consulting & Software Services, Inc., a Texas corporation (“DCSS”), pursuant to which Buyer purchased substantially all of DCSS’s assets and properties used or held for use in connection with DCSS’s Energy, Government and General Business unit (the “EGG Division”) and assumed certain liabilities of DCSS (the “Acquisition”). The Acquisition closed on July 21, 2006. The consideration paid by the Company and Buyer to DCSS in the transaction is approximately $12.9 million, and includes $6.4 million in cash and 511,381 shares of the Company’s common stock worth $6.5 million (based on the average closing price of the Company’s common stock on the Nasdaq Global Select Market for the thirty trading days immediately preceding the closing date of the Acquisition; GAAP accounting will require using the closing price of the Company’s common stock at or near the closing date of the Acquisition in reporting the value of the stock consideration paid in the Acquisition).

The Purchase Agreement contains other customary terms and provisions. The assets acquired in the Acquisition include accounts receivable, personal property, the rights and benefits under certain contracts and intangible assets relating to the EGG Division. Prior to the Acquisition, the assets of the EGG Division were used by DCSS to provide information technology consulting and staffing solutions to the EGG Division’s customers. The Company intends to continue such uses for the assets acquired in the Acquisition.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Offer Letter

The information included in Item 5.02 of this Current Report on Form 8-K regarding the offer letter is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Purchase Agreement and the Acquisition is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

As described under Item 1.01 of this Current Report on Form 8-K, on July 21, 2006, the Company issued 511,381 shares of the Company’s common stock (or $6.5 million based on the average closing price of the Company’s common stock on the Nasdaq Global Select Market for the thirty trading days immediately preceding the closing date of the Acquisition) to DCSS as part of the total consideration for the Acquisition. The shares were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 19, 2006, the Company’s Board of Directors (the “Board”) appointed Mr. Paul E. Martin to the position of Chief Financial Officer effective as of August 21, 2006. The Company’s current Chief Financial Officer, Mr. Michael D. Hill, will remain with the Company as Vice-President, Strategic Finance.

On July 20, 2006, the Company entered into an offer letter with Mr. Martin pursuant to which Mr. Martin will become the Company’s Chief Financial Officer on August 21, 2006. The offer letter provides for the following compensation:

•	an annual salary of $215,000;

•	a restricted stock grant of 50,000 shares of the Company’s common stock, vesting over five years, subject to approval by the Board;

•	an annual performance bonus equal to 40% of Mr. Martin’s base salary in the event the Company achieves certain performance targets approved by the Chief Executive Officer;

•
severance benefits equal to six month’s annual salary if Mr. Martin is terminated without cause or resigns with good reason after 270 days of service with the Company, with such benefits increasing to one-year’s annual salary after 450 days of service; and

•
severance benefits if Mr. Martin is terminated without cause within the first year after a change of control equal to (i) six month’s annual salary if the change of control occurs within the first 270 days of Mr. Martin’s service with the Company or (ii) one year’s annual salary if the change of control occurs thereafter.

Mr. Martin’s compensation is subject to review and adjustment on an annual basis in accordance with the Company’s compensation policies as in effect from time to time.

Mr. Martin, 45, most recently served as Senior Vice President, Principal Accounting Officer and Corporate Controller of Charter Communications, Inc. (“Charter”), a broadband communications company and cable operator, through April 2006. Mr. Martin had been employed by Charter since March 2000, serving in various capacities, including Vice President and Corporate Controller, Senior Vice President, Principal Accounting Officer and Corporate Controller, Interim co-Chief Financial Officer and Interim Chief Financial Officer. Prior to joining Charter in March 2000, Mr. Martin was Vice President and Controller for Operations and Logistics for Fort James Corporation, a manufacturer of paper products. From 1995 to February 1999, Mr. Martin was Chief Financial Officer of Rawlings Sporting Goods Company, Inc. Mr. Martin received a B.S. degree with honors in Accounting from the University of Missouri — St. Louis.

A copy of the offer letter is filed as Exhibit 10.1 to this Current Report on Form 8-K, the full terms of which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 21, 2006 the Company issued a press release announcing the Acquisition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

On July 24, 2006 the Company issued a press release announcing the naming of Mr. Martin as Chief Financial Officer. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information in this Item 7.01 and the attached Exhibits 99.1 and 99.2 are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

No Financial Statements relating to the Acquisition are required pursuant to Rule 3-05 of Regulation S-X.

(b)	Pro forma financial information.

No pro forma financial information relating to the Acquisition are required pursuant to Article 11 of Regulation S-X.

(c)	Exhibits.

Exhibit No.		Description
2.1	—	Asset Purchase Agreement, dated as of July 20, 2006, by and among Perficient, Inc., Perficient DCSS, Inc. and Digital Consulting & Software Services, Inc.
10.1	—	Offer Letter, dated July 20, 2006, by and between Perficient, Inc. and Mr. Paul E. Martin.
99.1	—	Press Release dated July 21, 2006.
99.2	—	Press Release dated July 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2006	PERFICIENT, INC.

By:	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer

PERFICIENT, INC.

EXHIBIT INDEX

Exhibit No.		Description
2.1	—	Asset Purchase Agreement, dated as of July 20, 2006, by and among Perficient, Inc., Perficient DCSS, Inc. and Digital Consulting & Software Services, Inc.
10.1	—	Offer Letter, dated July 20, 2006, by and between Perficient, Inc. and Mr. Paul E. Martin.
99.1	—	Press Release dated July 21, 2006.
99.2	—	Press Release dated July 24, 2006.